Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated December 22, 2016, relating to the financial statements and financial highlights which appear in the October 31, 2016 Annual Reports to Shareholders of each of the Funds as listed in Appendix A (each a series of PowerShares Exchange-Traded Fund Trust II), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Fund Service Providers”, “Financial Highlights”, “Statement of Additional Information”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

February 23, 2017

Appendix A

PowerShares 1-30 Laddered Treasury Portfolio

PowerShares Build America Bond Portfolio

PowerShares California AMT-Free Municipal Bond Portfolio

PowerShares CEF Income Composite Portfolio

PowerShares Chinese Yuan Dim Sum Bond Portfolio

PowerShares Contrarian Opportunities Portfolio

PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio

PowerShares DWA Developed Markets Momentum Portfolio

PowerShares DWA Emerging Markets Momentum Portfolio

PowerShares DWA Momentum & Low Volatility Rotation Portfolio

PowerShares DWA SmallCap Momentum Portfolio

PowerShares DWA Tactical Multi-Asset Income Portfolio

PowerShares DWA Tactical Sector Rotation Portfolio

PowerShares Emerging Markets Infrastructure Portfolio

PowerShares Emerging Markets Sovereign Debt Portfolio

PowerShares Europe Currency Hedged Low Volatility Portfolio

PowerShares FTSE International Low Beta Equal Weight Portfolio

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio

PowerShares FTSE RAFI Emerging Markets Portfolio

PowerShares Fundamental High Yield Corporate Bond Portfolio

PowerShares Fundamental Investment Grade Corporate Bond Portfolio

PowerShares Global Agriculture Portfolio

PowerShares Global Clean Energy Portfolio

PowerShares Global Gold and Precious Metals Portfolio

PowerShares Global Short Term High Yield Bond Portfolio

PowerShares Global Water Portfolio

PowerShares International BuyBack AchieversTM Portfolio

PowerShares International Corporate Bond Portfolio

PowerShares Japan Currency Hedged Low Volatility Portfolio

PowerShares KBW Bank Portfolio

PowerShares KBW High Dividend Yield Financial Portfolio

PowerShares KBW Premium Yield Equity REIT Portfolio

PowerShares KBW Property & Casualty Insurance Portfolio

PowerShares KBW Regional Banking Portfolio

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio

PowerShares National AMT-Free Municipal Bond Portfolio

PowerShares New York AMT-Free Municipal Bond Portfolio

PowerShares Preferred Portfolio

PowerShares Russell 1000 Equal Weight Portfolio

PowerShares Russell 1000 Low Beta Equal Weight Portfolio

PowerShares S&P 500 ex-Rate Sensitive Low Volatility Portfolio

PowerShares S&P 500 High Beta Portfolio

PowerShares S&P 500 High Dividend Low Volatility Portfolio

PowerShares S&P 500 Low Volatility Portfolio

PowerShares S&P 500 Momentum Portfolio

PowerShares S&P 500 Value Portfolio

PowerShares S&P Emerging Markets Low Volatility

PowerShares S&P Emerging Markets Momentum Portfolio

PowerShares S&P International Developed Low Volatility

PowerShares S&P International Developed Momentum Portfolio

PowerShares S&P International Developed Quality Portfolio

PowerShares S&P Mid Cap Low Volatility

PowerShares S&P Small Cap Consumer Discretionary Portfolio

PowerShares S&P Small Cap Consumer Staples Portfolio

PowerShares S&P Small Cap Energy Portfolio

PowerShares S&P Small Cap Financials Portfolio

PowerShares S&P Small Cap Health Care Portfolio

PowerShares S&P Small Cap Industrials Portfolio

PowerShares S&P Small Cap Information Technology Portfolio

PowerShares S&P Small Cap Low Volatility

PowerShares S&P Small Cap Materials Portfolio

PowerShares S&P Small Cap Utilities Portfolio

PowerShares Senior Loan Portfolio

PowerShares Variable Rate Preferred Portfolio

PowerShares VRDO Tax-Free Weekly Portfolio

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